                                                                    EXHIBIT 99.2

                         PRIDE INTERNATIONAL RIG STATUS

RIG STATUS AS OF 2/26/2002

   Certain Information in the table, including expected contract expiration dates, are estimates based on current arrangements with Pride's customers and current expectations as to the time required for completion of projects.

                                                                Current Contract
        Offshore Fleet                Design          Area       From        To        Dayrate            Comments
   OWNED UNITS
   DRILLSHIPS
   Pride Africa                   10,000' WD, DP    W Africa    Oct-99     Jun-05     $163,000
   Pride Angola                   10,000' WD, DP    W Africa    May-00     May-05     $162,000

   SEMISUBMERSIBLES
   Pride Brazil                    5,000' WD, DP     Brazil     Jul-01     Jul-06     $134,000
   Pride Carlos Walter             5,000' WD, DP     Brazil     Jun-01     Jun-06     $134,000
   Pride North America            5,000' WD, Conv    Angola     Aug-99     Aug-04     $164,000
   Pride North Sea                1,000' WD, Conv     N Sea     Feb-02     Mar-02      $72,000
   Pride South America             4,000' WD, DP     Brazil     Sep-01     Sep-02      $78,000
   Pride South Atlantic           1,500' WD, Conv    Brazil     Sep-01     Sep-02      $61,000
   Pride South Pacific            5,000' WD, Conv     Egypt     Dec-01     Apr-02     $165,000
   Pride South Seas               1,000' WD, Conv   S Africa    Mar-02     Jun-02      $69,000
   Pride Venezuela               1,500' WD , Conv   Venezuela   Feb-02     Feb-03      $79,000

   JACKUPS
        International
   Pride Cabinda                     300' ILC       W Africa    Aug-00     Aug-05      $36,000
   Pride Hawaii                      300' ILC        SE Asia    Nov-01     Aug-03      $63,000
   Pride Montana                     270' ILC       Mid-East    Jun-01     Jun-04      $47,000
   Pride Ohio                        250' ILC       Mid-East    Apr-02     Mar-04      $40,000
   Pride Pennsylvania                300' ILC         India     Apr-01     Apr-03      $33,000
   Pride Rotterdam                  225' Accom        N Sea     Mar-02     Jul-02      $32,000
        Gulf of Mexico
   Pride Alabama                      200' MC          GOM
   Pride Alaska                       250' MC          GOM
   Pride Arizona                      250' MS          GOM
   Pride Arkansas                     200' MC          GOM
   Pride California                   250' MS          GOM
   Pride Colorado                     200' MC          GOM
   Pride Florida                      200' MC          GOM
   Pride Georgia                      250' MS          GOM
   Pride Illinois                     225' MS          GOM
   Pride Kansas                       250' MC          GOM      Feb-99     Feb-03      $30,000
   Pride Kentucky                     250' MS          GOM
   Pride Louisiana                    250' MS          GOM
   Pride Michigan                     250' MS          GOM
   Pride Mississippi                  200' MC          GOM
   Pride Missouri                     250' MC          GOM      Oct-01     May-02      $23,000
   Pride Nebraska                     200' MC          GOM      Nov-01     Apr-02      $23,000
   Pride Nevada                       200' MC          GOM
   Pride New Mexico                   200' MC          GOM      Nov-01     Mar-02      $23,000
   Pride North Dakota                 300' ILC         GOM      Nov-01     Mar-02      $24,000
   Pride Oklahoma                     250' MS          GOM
   Pride South Carolina               200' MC          GOM
   Pride Tennessee                    300' ILC         GOM      Jan-02     Mar-02      $18,000
   Pride Texas                        300' MC          GOM      Nov-01     Oct-02      $32,000
   Pride Utah                          80' MC          GOM                                         In shipyard for upgrade
   Pride West Virginia                300' ILC         GOM      Feb-02     Apr-02      $24,000
   Pride Wisconsin                    300' ILS         GOM      Dec-01     Apr-02      $20,000
   Pride Wyoming                      250' MS          GOM

   Platform Rigs                      21 Units         GOM      Various   Various      $19,000 *    6 of 21 rigs operating

DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Independent leg cantilever. ILS Independent leg slot. MC Mat-supported cantilever. MS Mat-supported slot.
* Average for rig class.
** Not applicable.

                         PRIDE INTERNATIONAL RIG STATUS

                                                                Current Contract
        Offshore Fleet                Design          Area       From        To        Dayrate            Comments
   TENDERS
   Al Baraka 1                        650' WD       W Africa    Jun-01     Nov-02      $37,000
   Alligator                          330' WD       W Africa    Mar-00     Dec-02      $28,000
   Barracuda                          330' WD       W Africa    Jun-02     Jun-03      $38,000
   Ile De Sein                        330' WD        SE Asia    Jul-00     Jul-02      $31,000
   Piranha                            450' WD        SE Asia    Nov-01     Jan-03      $31,000

   BARGES
   Bintang Kalimantan                 21' WD        W Africa    Sep-01     Sep-03      $30,000
   Pride I                            150' WD       Venezuela   Jan-95     Jan-05      $25,000
   Pride II                           150' WD       Venezuela   Jan-95     Jan-05      $25,000

   MANAGED UNITS
   SEMISUBMERSIBLES
   Omega                          3000' WD, Conv    S Africa    Nov-01     Jun-02         **       Management fee
   Leiv Eiriksson                  8500' WD, DP     W Africa    Jan-02     Jun-03         **       Management fee
   Viking                         2625' WD, Conv       GOM

   JACKUPS
   GP 19                             150' ILC       Venezuela   Dec-00     Dec-02         **       Management fee
   GP 20                             150' ILC       Venezuela   Dec-00     Dec-02         **       Management fee

Land Fleet                              Rig Count
Country                            Total         Working             Utilization
-------                            -----         -------             -----------
ARGENTINA DRILLING                   51             25                   49%
ARGENTINA WORKOVER                   103            69                   67%

BOLIVIA DRILLING                      6              3                   50%
BOLIVIA WORKOVER                      4              3                   75%

COLOMBIA / EQUADOR DRILLING          14              9                   64%
COLOMBIA WORKOVER                     8              3                   38%

VENEZUELA DRILLING                    9              1                   11%
VENEZUELA WORKOVER                   34             11                   32%

OTHER LAND                           16              7                   44%
CHAD PROJECT                          5              1                   20%
                                     ---            ---                  --
TOTAL RIGS                           250            132                  53%

   The Information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning contract expiration dates and dayrates. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in Pride's most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC's website at www.sec.gov. Pride cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected In these statements.




DP Dynamically-positioned. Conv Conventionally moored. Accom Accommodation unit. ILC Independent leg cantilever. ILS Independent leg slot. MC Mat-supported cantilever. MS Mat-supported slot.

* Average for rig class.
** Not applicable.

                         RESULTS BY OPERATING SEGMENT
                         1Q00-4Q01

[PRIDE INTERNATIONAL LOGO]

                                                    OPERATING    GROSS        DAYS        DAYS
                                          REVENUE     COSTS      MARGIN      WORKED    AVAILABLE(a)
                                          -------   ---------    ------      ------    ------------
TOTAL INTERNATIONAL LAND          1Q00     73,653    (56,770)     16,883      10,116     16,202
                                  2Q00     83,042    (62,038)     21,004      11,214     15,896
                                  3Q00     88,879    (64,320)     24,559      12,305     16,315
                                  4Q00    118,887    (85,705)     33,182      13,044     16,469

                                  1Q01    100,666    (69,966)     30,700      12,399     16,204
                                  2Q01    104,567    (71,284)     33,283      13,134     16,587
                                  3Q01    121,783    (87,601)     34,182      13,840     17,301
                                  4Q01    116,675    (86,726)     29,949      13,003     17,558

TOTAL DOMESTIC OFFSHORE           1Q00     56,199    (38,586)     17,613       2,378      3,478
                                  2Q00     72,901    (44,756)     28,145       2,662      3,571
                                  3Q00     90,946    (48,329)     42,617       3,048      3,732
                                  4Q00    107,322    (51,678)     55,644       3,279      3,786

                                  1Q01    120,011    (56,122)     63,889       3,253      3,780
                                  2Q01    137,266    (57,308)     79,958       3,357      3,822
                                  3Q01    108,219    (57,833)     50,386       2,721      3,834
                                  4Q01     53,379    (43,848)      9,531       1,711      3,812

TOTAL INTERNATIONAL OFFSHORE      1Q00     92,711    (46,769)     45,942       1,467      2,366
                                  2Q00    100,227    (52,399)     47,828       1,296      2,184
                                  3Q00     97,988    (47,907)     50,081       1,392      2,208
                                  4Q00    104,410    (62,273)     42,137       1,594      1,936

                                  1Q01    103,196    (56,623)     46,573       1,580      1,986
                                  2Q01    108,287    (57,628)     50,659       1,669      2,104
                                  3Q01    139,258    (74,458)     64,800       2,208      2,427
                                  4Q01    157,086    (74,386)     82,700       2,234      2,477

TOTAL E&P SERVICES                1Q00         --         --          --          --         --
                                  2Q00     27,856    (20,108)      7,748          --         --
                                  3Q00     26,504    (19,161)      7,343          --         --
                                  4Q00     31,513    (21,504)     10,009          --         --

                                  1Q01     31,355    (22,681)      8,674          --         --
                                  2Q01     38,705    (29,094)      9,611          --         --
                                  3Q01     37,038    (29,101)      7,937          --         --
                                  4Q01     35,404    (27,608)      7,796          --         --

TOTAL PRIDE INTERNATIONAL         1Q00    222,563   (142,125)     80,438      13,961     22,046
                                  2Q00    284,026   (179,301)    104,725      15,172     21,651
                                  3Q00    304,317   (179,717)    124,600      16,745     22,255
                                  4Q00    362,132   (221,160)    140,972      17,917     22,191

                                  1Q01    355,228   (205,392)    149,836      17,232     21,970
                                  2Q01    388,825   (215,314)    173,511      18,160     22,513
                                  3Q01    406,298   (248,993)    157,305      18,769     23,562
                                  4Q01    362,544   (232,568)    129,976      16,948     23,847

(a) Days Available: Number of days during the period that a rig or class of rigs are actively marketed to customers or are ready for service with minimal investment or preparation time.

                         SUPPLEMENTAL OPERATING STATISTICS
                         1Q00-4Q01

[PRIDE INTERNATIONAL LOGO]

                                                                                       AVERAGE
                                                  DAYS        DAYS       EFFECTIVE     REVENUE
                                                 WORKED    AVAILABLE(a)  UTILIZATION   PER DAY
                                                 ------    ------------  -----------   ------
 LAND DRILLING UNITS                     1Q00     3,753      5,433           69%       11,252
                                         2Q00     4,384      5,400           81%       11,532
                                         3Q00     4,670      5,796           81%       11,045
                                         4Q00     5,023      5,797           87%       15,684

                                         1Q01     4,439      5,671           78%       13,018
                                         2Q01     4,667      5,849           80%       12,762
                                         3Q01     5,311      6,347           84%       13,507
                                         4Q01     4,968      6,772           73%       14,251

 LAND WORKOVER UNITS                     1Q00     6,363     10,769           59%        4,938
                                         2Q00     6,830     10,496           65%        4,756
                                         3Q00     7,635     10,519           73%        4,885
                                         4Q00     8,021     10,672           75%        5,000

                                         1Q01     7,960     10,533           76%        5,387
                                         2Q01     8,467     10,738           79%        5,315
                                         3Q01     8,529     10,954           78%        5,869
                                         4Q01     8,035     10,786           74%        5,709

 GULF OF MEXICO JACKUPS                  1Q00     1,718      2,113           81%       21,527
                                         2Q00     1,902      2,183           87%       26,045
                                         3Q00     2,144      2,260           95%       30,598
                                         4Q00     2,272      2,314           98%       34,656

                                         1Q01     2,317      2,340           99%       39,489
                                         2Q01     2,329      2,366           98%       44,364
                                         3Q01     1,893      2,359           80%       41,996
                                         4Q01     1,032      2,392           43%       28,607

 GULF OF MEXICO PLATFORM RIGS            1Q00       569      1,274           45%       12,607
                                         2Q00       669      1,297           52%       13,798
                                         3Q00       812      1,380           59%       15,190
                                         4Q00       915      1,380           66%       16,648

                                         1Q01       846      1,350           63%       18,162
                                         2Q01       937      1,365           69%       19,197
                                         3Q01       736      1,383           53%       19,769
                                         4Q01       609      1,350           45%       21,572

(a) Days Available: Number of days during the period that a rig or class of rigs are actively marketed to customers or are ready for service with minimal investment or preparation time.